UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Address of principal executive offices) (Zip code)

Michael Feldschuh

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2020 to JUNE 30, 2020

Daxor Corporation

Financial Statements (Unaudited)

For the Six Months Ended

June 30, 2020

Exhibits

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Daxor’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Daxor or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.Daxor.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from Daxor electronically by emailing info@daxor.com or by calling (888) 774-3268. If you own shares in Daxor through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling (888) 774-3268 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

ITEM 1

Daxor Corporation

August 15, 2020

Dear Fellow Shareholder:

“When written in Chinese, the word ‘crisis’ is composed of two characters, one representing danger and the other opportunity”  -- J.F. Kennedy

Since I last wrote 6 months ago, the COVID-19 crisis, which at that point had infected only a known total of 82,000 people, has become a global health crisis unseen since the 1919 flu pandemic.  As we identified, we saw COVID-19 as a significant threat to both the healthcare system and the global economy as well as a significant opportunity for Daxor’s BVA diagnostic system. The number of patients now stands at an astonishing 22.6 million and is growing at a daily rate of over 50,000 cases per day.

Daxor has responded to this challenge, our stock price has risen over 56% in the first six months of the year, sales have risen by 29.6% in the six months in a year-over-year comparison and the company has a multicenter COVID trial underway in addition to receiving a $1.1 million dollar contract with the Department of Defense among other important progress.  What follows is more details of the many developments in the first half of this year.

Daxor’s work with medical professionals in hospitals utilizing BVA technology to help manage COVID-19 patients has resulted in the initiation of a multi-center prospective study in COVID-19 patients hospitalized in the Intensive Care Unit setting. This has been accomplished at record speed for the company with broad participation in a trial by several hospital systems.  NYU Langone Medical Center in New York City is leading the study under the auspices of Dr. Jan Bakker, one of the foremost experts in the field of intensive care and editor of the prestigious journal Critical Care. Enrollment is open and new sites are in the process of being added and we will continue to update shareholders with the progress of this effort and additional studies which are planned.  The initiation of the trial has resulted in significant media coverage as well as interest from members of the medical community who are becoming more aware of the value of our technology.

In addition to COVID-19, in July we announced that Daxor’s BVA-100 system is being utilized by Duke Hospital system in a randomized control trial for heart failure management which is also enrolling and moving swiftly, as several patients have already been evaluated. An ongoing study with CHF Solutions for the use of Daxor’s BVA-100 continues enrollment, although COVID-19 caused a 4 month pause, enrollment has resumed and the trial is back on track.  Daxor has also  accelerated its research and development initiative, partially funded by the Department of Defense with the announcement of a cooperative research agreement with Uniform Services University with a variety of projects in the planning phase.

Turning to the results from six month period ended June 30, 2020, management is pleased to report an increase in revenue from sales of 29.6% in our diagnostics division even as the company was challenged with reduced access to hospitals and health care professionals due to COVID-19 and declining numbers of non-COVID-19 hospital patients and reduced outpatient treatment.  Daxor was awarded a $1.1 million dollar contract with the Department of Defense for blood volume analyzers for combat casualty use and continues to work toward fulfilling that contract as well as seeking additional orders as well.  To facilitate further government work, Daxor entered into a distribution agreement with American Medical Depot, a distributor to US Government facilities such as the DOD as well as the Veteran’s Administration and will seek to expand into further agreements with other similar organizations as appropriate.

Our focus on accelerating sales and adoption led to the appointment of Jean Oertel as the new Vice President of Commercialization who is busy building out a larger team of territory managers and clinical support professionals to drive adoption of our technology.  Jean brings significant experience from her time at Medtronic among other prestigious companies and we welcome her enthusiasm for driving a comprehensive sales plan moving forward.

1

COVID-19 and the market turbulence that it caused posed a challenge for our investment portfolio.  Management sought to mitigate the impact of market shocks through hedging activity but the company’s underlying securities portfolio was still negatively impacted.  For the period ended June 30, 2020, Daxor had net dividend income of $117,705, net realized gains from investments of $544,486, net realized losses from options hedges of $849,798. In addition, there was a net change in the unrealized depreciation on investments, options and securities borrowed of $1,905,134 as the COVID-19 pandemic had a significant impact on the markets worldwide. There was a net realized loss from the operating division relating to spend on research, development, sales and overhead of $1,134,214.  At June 30, 2020, Daxor had net assets of $11,155,623 or $2.87 per share.  Management is pleased to report that as of July 31, 2020 the net assets of the company have rebounded to $3.36 per share as a combination of market recovery, dividends, hedging proceeds, sales, and capital raise has increased the assets of the company to $13,541,192.

The company will continue to invest in its operating division to drive further increases in revenue and to accelerate awareness and adoption of our BVA system while being mindful of the need to create increasing shareholder value.  As part of the commercialization efforts, Daxor issued 265,352 shares in two separate public offerings led by the investment bank H.C. Wainwright netting $4.036 million dollars for use toward its business goals. No warrants were issued as part of the transaction and the terms of the offerings were deemed as very favorable by management.  The company has not issued significant shares in a direct market offering for over 34 years prior to these offerings, while buying back over 1 million shares in the intervening time period, thus keeping the capitalization table of the company very efficient and investors closely aligned with management which has a substantial ownership stake in the company.

Two new members of the board of directors have joined the company, Dr. Henry Cremisi and Joy Goudie, Esq.  They bring significant experience in the areas of nephrology and pharmaceutical applications of blood volume as well as patent and technology law respectively.  We welcome them as they join a number of appointments that have been made to add expertise to the company at every level from governance to commercialization as well as research and development.

Continued development of the next generation of our technology is accelerating; and Daxor has added and will continue to add more engineers and researchers to execute on future grant and contract activity at our fully-owned 20,000 square-foot research and production facility in Oakridge Tennessee.  Management anticipates several new product improvements as well as the granting of patents related to enhancing our existing technology.  Developments which promise to greatly improve the usability of our product by making it faster, easier, and more valuable to clinicians.

In summary it has been a very busy and productive first half of the year, we are proud that our team has adapted and thrived in an environment that has demanded social-distancing and limited access to clinicians while driving down hospital admissions. Management remains committed to realizing the value or our technology to improve patient and hospital outcomes, help to mitigate the impact of COVID-19 through our research efforts, and create substantial shareholder value with our transformative technology.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information.

Daxor Corporation (“Daxor” or the “Company”) is an investment company with medical instrumentation and biotechnology operations. We have attached a report of our portfolio holdings and investment activity for the six month period ended June 30, 2020. Please review this information carefully.  The Company has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

2

Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value
Common Stock - (United States) - 54.71%
Industrials – 0.01%
Wabtec	13	$748

Investment Services - 0.00%
Motors Liquidation Company GUC Trust	100	151

Materials - 0.80%
Enbridge Inc.	2,952	89,800

Utilities - 53.90%
Electric Utilities – 53.28%
American Electric Power Co. Inc.	3,500	278,740
Avangrid, Inc.	7,000	293,860
Avista Corporation	6,000	218,340
CenterPoint Energy, Inc.	1,000	18,670
Centrus Energy Corp.	1	10
CMS Energy Corporation	6,500	379,730
DTE Energy Company	10,500	1,128,750
Edison International	4,000	217,240
Entergy Corporation	5,000	469,050
Evergy Inc.	7,297	432,639
Eversource Energy	4,000	333,080
Exelon Corporation	3,600	130,644
FirstEnergy Corp.	13,800	535,164
National Grid plc	5,207	316,273
NiSource, Inc.	19,000	432,060
Pinnacle West Capital Corporation	3,000	219,870
PNM Resources, Inc.	10,800	415,152
Xcel Energy, Inc.	2,000	125,000
		5,944,272

Natural Gas Utilities - 0.62%
Southwest Gas Holdings, Inc.	1,000	69,050
Total Utilities		6,013,322
Total Common Stock (Cost $1,808,130) - 54.71%		$6,104,021

The accompanying notes are an integral part of these financial statements.

3

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2020 (Unaudited)

	Shares	Fair Value
Preferred Stock - (United States) - 4.35%

Banking - 3.61%
Bank of America Corp 7.250% Series L	300	$402,660

Electric Utilities - 0.74%
Southern California Edison, 4.32% Callable	3,500	82,600

Total Preferred Stock (Cost $224,246) - 4.35%		485,260

Total Investments in Securities (Cost $2,032,376) - 59.06%		$6,589,281

Investment in Operating Division (Cost $3,575,948) - (United States) - 48.41%		$5,400,000

Dividends receivable – 0.18%		$20,009

Receivable from broker – Restricted Cash – 25.10%		$2,799,712

Other Assets - 1.78%		$198,473

Total Assets - 134.53%		$15,007,475
Total Liabilities - (34.53%)		$(3,851,852)
Net Assets - 100%		$11,155,623

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments (Continued)

June 30, 2020 (Unaudited)

At June 30, 2020, the net unrealized appreciation on investment in securities, options and securities borrowed of $4,556,905 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$4,563,457
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(6,552)
Net unrealized appreciation	$4,556,905

At June 30, 2020, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$1,824,052

Portfolio Analysis*

June 30, 2020

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Investment Services	0.00%
Materials	0.80%
Electric Utilities	53.28%
Natural Gas Utilities	0.62%
Total Common Stock	54.71%

Preferred Stock (United States)
Banking	3.61%
Electric Utilities	0.74%
Total Preferred Stock	4.35%

Total Investment in Securities	59.06%

* The Portfolio Analysis table does not include exposure to derivatives

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation

Summary of Options and Securities Borrowed

June 30, 2020 (Unaudited)

Name of Issuer	Number of Units in Short Position at 06/30/2020	Notional Amount	Fair Value
Securities Sold Short (United States) (25.29)%
Utilities Sector SPDR Fund ETF	(50,000)	(2,809,405)	$(2,821,500)
Total Securities sold short (proceeds $2,809,405)			$(2,821,500)

Restricted cash – 25.10%			$2,799,712

Restricted Cash, Net of Securities Sold Short (0.19)%			$21,788

Name of Issuer	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Fair Value
Call Options Written - (United States) - (0.0%)
First Energy	(20)	$50	7/17/2020	(3,025)	$(200)
Total Call Options Written (proceeds $3,624)					(200)

PUT Options (United States) (1.09)%
PUT Utilities Sector due 7/17/20	(300)	$56	7/17/2020	(26,094)	$(25,650)
PUT Utilities Sector due 7/17/20	(200)	$61	7/17/2020	(28,194)	$(95,800)
Total PUT Options (proceeds $54,288)					(121,450)

Margin loans payable - (8.11)%					(904,727)
Accounts payable and accrued expenses (0.04)%					(3,975)
Total Liabilities - (34.53)%					$(3,851,852)

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in securities, at fair value (cost of $2,032,376)	$6,589,281
Investment in operating division, at fair value (cost of $3,575,948)	5,400,000
Receivables from broker:
Restricted cash	2,799,712
Dividends receivable	20,009
Tax credits receivable and prepaid taxes	198,473
Total Assets	15,007,475

Liabilities:
Margin loans payable	904,727
Call Options, at fair value (proceeds of $3,624)	200
Put Options, at fair value (proceeds $54,288)	121,450
Securities sold short, at fair value (proceeds $2,809,405)	2,821,500
Accounts payable and accrued expenses	3,975
Total Liabilities	3,851,852

Net Assets	$11,155,623

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,888,710 shares outstanding of $0.01 par value capital stock outstanding)	$2.87
Net Assets consist of:
Capital paid in	$11,224,074
Total distributable earnings	13,017,122
Treasury Stock	(13,085,573)
Net Assets	$11,155,623

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income (net of foreign withholding taxes of $959)	$117,705
Other income	1,242
Total Investment Income	118,947

Expenses:
Investment administrative charges	201,593
Dividend expense	83,524
Professional fees	21,100
Transfer agent fees	8,793
Interest expense	7,578
Total Expenses	322,588

Net Investment(Loss)	(203,641)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	544,486
Net realized (loss) from options	(849,798)
Net change in unrealized depreciation on investments, options and securities borrowed	(1,905,134)
Realized loss on investment in operating division	(1,134,214)
Net Realized and Unrealized Loss on Investments and Investment in Operating Division	(3,344,660)

Net (Decrease) in Net Assets Resulting From Operations	$(3,548,301)

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation

Statement of Changes in Net Assets

	Six Months Ended June 30, 2020	Year Ended December 31, 2019
	(Unaudited)
Decrease in Net Assets from Operations
Net investment (loss) income	$(203,641)	$(144,050)
Net realized gain from investments in securities	544,486	3,650,223
Net realized (loss) gain from options	(849,798)	38,226
Net change in unrealized (depreciation) on investments, options and securities borrowed	(1,905,134)	(1,462,849)
Net change in unrealized appreciation on operating division	-	(250,000)
Realized loss on investment in operating division	(1,134,214)	(2,237,247)
Net Decrease in Net Assets Resulting From Operations	(3,548,301)	(495,697)

Capital Share Transactions:
Proceeds from treasury stock sold	1,774,730	-
Increase in net assets resulting from stock-based compensation	163,525	199,358
Net Increase in Net Assets Resulting From Capital Share Transactions	1,938,255	199,358

Total Net Decrease in Net Assets	(1,610,046)	(296,339)

Net Assets:

Beginning of Period	12,765,669	13,062,008

End of Period (including undistributed net investment income of $6,442,246 in 2020 and $6,941,975 in 2019 included in net assets)	$11,155,623	$12,765,669

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation

Statement of Cash Flows

For the Six Months Ended June 30, 2020 (Unaudited )

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(3,548,301)
Adjustment to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities	(544,486)
Net realized loss from options	849,798
Net change in unrealized appreciation on investments, options and securities borrowed	1,905,134
Investment in/advances to operating division	(1,134,214)
Realized loss on operating division	1,134,214
Purchases of Securities	(92,523)
Proceeds from sales of securities	1,252,227
Proceeds from securities borrowed at fair value	15,970,101
Payments to cover securities borrowed at fair value	(14,430,621)
Stock based compensation expense	163,525
Changes in operating assets and liabilities:
Decrease in dividends receivable	12,727
Decrease in accounts payable and accrued expenses	(74,775)
Increase in restricted cash	(2,799,712)

Net cash used in operating activities	(1,336,906)

Cash flows from financing activities:
Proceeds from margin loan payable	2,450,246
Repayment of margin loan payable	(2,888,070)
Proceeds from sale of treasury stock	1,762,115
Proceeds from the exercise of stock options	12,615
Net cash provided by financing activities	1,336,906

Net change in cash	-
Cash at beginning of period	-
Cash at end of period	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

Income Taxes	$959

Interest on margin loans payable	$7,578

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation

Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented. The total investment return does not reflect sales load.

	Six Months Ended June 30, 2020	Year Ended December 31, 2019
	(Unaudited)
Net Asset Value Per Share, Beginning of Year/Period	$3.41	$3.49

Income (loss) from operations:
Net investment (loss) income	(0.05)	(0.03)
Net realized and unrealized (loss)gain from investments, options and securities borrowed	(0.57)	0.59
Net realized and unrealized loss from operating division	(0.29)	(0.69)
Other	(0.08)	(0.05)
Total loss from Operations	(0.99)	(0.08)

Capital share transactions:
Proceeds from sale of treasury stock	0.46	-

Decrease in Net Asset Value Per Share	(0.54)	(0.08)

Net Asset Value Per Share, End of Year/Period	$2.87	$3.41

Market Price Per Share of Common Stock, Beginning of Year/Period	$9.40	$8.20
Market Price Per Share of Common Stock, End of Year/Period	14.67	9.40
Change in Price Per Share of Common Stock	$5.27	$1.20

Total Investment Return	56.06%	14.63%

Weighted Average Shares Outstanding	3,838,325	3,746,858

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$11,156	$12,766

Ratio of total expenses to average net assets	2.65%	4.26%

Ratio of net investment (loss) income after income taxes to average net assets	(1.67)%	(1.12)%

Portfolio turnover rate	1.37%	0.00%

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016

Net Asset Value Per Share, Beginning of Year	$3.68	$4.04	$3.74

Income (loss) from operations:
Net investment income	0.00	0.07	0.03
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.03	0.23	0.56
Net realized and unrealized loss from operating division	(0.36)	(0.62)	(0.21)
Income tax (expense) benefit	0.09	-	-
Other	0.05	(0.01)	(0.05)
Total income (loss) from Investment Operations	(0.19)	(0.33)	0.33
Less:
Distributions to shareholders from net investment income	(0.00)	(0.03)	(0.03)

Increase (decrease) in Net Asset Value Per Share	(0.19)	(0.36)	0.30

Net Asset Value Per Share, End of Year	$3.49	$3.68	$4.04

Market Price Per Share of Common Stock, Beginning of Year	$4.57	$8.24	$7.60
Market Price Per Share of Common Stock, End of Year	8.20	4.57	8.24
Change in Price Per Share of Common Stock	$3.63	$(3.67)	$0.64

Total Investment Return	79.43%	(44.54)%	8.42%

Weighted Average Shares Outstanding	3,741,954	3,767,756	3,825,476

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$13,062	$13,758	$15,344
Ratio of total expenses to average net assets	3.14%	1.90%	2.44%
Ratio of net investment income before income taxes to average net assets	0.07%	1.89%	0.86%
Ratio of net investment (loss) income after income taxes to average net assets	2.55%	1.72%	0.78%
Portfolio turnover rate	0.52%	3.63%	7.59%

The accompanying notes are an integral part of these financial statements.

12

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

13

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2019 and at December 31, 2018, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

14

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers (“ASC” topic 606). The new revenue recognition guidance requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

The Company believes that there is no impact on opening retained earnings upon adoption of the new revenue recognition standards as related to the Operating Division.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of June 30, 2020 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2020, categorized by the above mentioned fair value hierarchy and also by denomination :

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,104,021	$-	$-	$6,104,021
Preferred Stocks	485,260	-	-	485,260
Investment in Operating Division	-	-	5,400,000	5,400,000
Total	$6,589,281	$-	$5,400,000	$11,989,281

Liabilities	Level 1	Level 2		Level 3		Total
Call Options, at fair value	$200	$		$		$200
Put Options, at fair value	121,450		-		-	121,450
Securities sold short, at fair value	2,821,500		-		-	2,821,500
Total	2,943,1500		-		-	2,943,150

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector which historically have a high degree of safety and pays dividends. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities sold short: The Company sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the six months ended June 30, 2020, the Company realized proceeds of $1,252,227 from the sale of investment securities.

16

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the six months ended June 30, 2020:

Balance at
June 30, 2020
Balance, December 31, 2019	$5,400,000
Net change in unrealized appreciation on operating division	-
Investment in/advances to operating division	1,134,214
Realized loss on investment in operating division	(1,134,214)
Balance, June 30, 2020	$5,400,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2019, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The independent valuation company updated the initial 2016 valuation and subsequent valuations at December 31, 2017, 2018 and 2019, respectively, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC 820). Based on the valuation approaches, the valuation ranges were $5,100,000 to $5,700,000 for the Income Approach at December 31, 2019. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 22.5% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 100% given the current financial performance and expectations as to longer-term revenue growth and profitability resulting in a midpoint of value range of $5,400,000. Management believes the valuation is still reasonable at June 30, 2020.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

17

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the six months ended June 30, 2020.

Total Proceeds Received on open positions at 01/01/20	Sale of Options from 01/01/20-06/30/20	Expirations, Purchases and Assignments of Options from 01/01/20-06/30/20	Proceeds Received on open positions at 06/30/20	Market Value at 06/30/20	Unrealized (Loss) at 06/30/20
$24,063	$54,288	$20,438	$57,913	$121,650	$(63,737)

The following table summarizes the value of derivatives as reported on the Statement of Assets and Liabilities as Call and Put Options at June 30,2020 :

Description	Market Value	Proceeds	Net gain (loss)	Unrealized Gain	Unrealized (Loss)
Call Options	$200	$3,625	$3,425	$3,425	$-
Put Options	121,450	54,288	(67,162)	444	(67,606)
	$121,650	$57,913	$(63,737)	$3,869	$(67,606)

For the six months ended June 30, 2020, the Company recorded a realized net gain of $20,438 on options and a net unrealized (loss) of $63,737 on options. The primary underlying risk of the call options held at period end is equity price risk. The net realized gain is included in the net realized gain from options in the Statement of Operations. The net unrealized gain is included in net change in unrealized depreciation on investments, options and securities borrowed in the Statement of Operations.

5. Income Taxes (Benefit)

The net income tax expense for the six months ended June 30, 2020 is comprised of the following:

Current Income Tax Expense:
Federal	$-
State and local	-
Total current income tax expense	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax	$-

The Company has a net operating loss carry forward of approximately $19,467,000 at December 31, 2019. Approximately $16,745,000 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $2,722,000 of these losses relate to 2018 and 2019, and will not expire, but are subject to limitations on usage.

For tax years beginning after December 31, 2017, the Alternative Minimum Tax (“ATM”) on corporations was repealed. Credits may offset regular tax liability for years 2018 through 2021 and will be fully refundable by 2021. As a result, the Company recorded $353,986 as income tax receivable and benefit of the same amount in 2018 of which $189,633 was refunded in 2019. The remaining balance of $164,353 will be refunded in 2020.

At June 30, 2020, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of June 30, 2020, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

5. Income Taxes (Benefit)- (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2018 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2019, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Daxor is subject to a second level of U.S Federal income tax on a portion of its income as a PHC for U.S Federal income tax purposes. As a PHC in a given year, the Company is subject to an additional PHC tax, currently 20%, on its undistributed PHC income, which generally includes its taxable income, subject to certain adjustments.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2019 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	2.7%
Dividend received deduction	0.5%
Non-deductible/non-taxable and other items	17.8%
Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $19,742,000 at June 30, 2020, and tax credits of approximately $1,044,000 for tax purposes.

At June 30, 2020 the aggregate cost of investments for Federal income tax purposes was $5,608,324.

19

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(956,950)
Unrealized losses on call options written	15,925
Unrealized gain on investment in operating division	(439,699)
Net operating loss-carry forward	4,088,090
Business tax credits carried forward	1,044,374
Others	49,702
Deferred Income Tax Available for use	3,801,442
Valuation allowance	(3,801,442)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $3,801,442 at June 30, 2020. The valuation allowance decreased $134 from December 31, 2019. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the NASDAQ.

20

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $31,934 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for the six months ended June 30, 2020. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company. The Company sold 140,352 treasury shares during the six months ended June 30, 2020 for net proceeds of $1,762,115.

21

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

9. Margin Loan and Paycheck Protection Program (“PPP”) Loan

The Company has total margin loan payable at June 30, 2020 of $904,727. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the six months ended June 30, 2020 was $7,578. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the six months ended June 30, 2020:

Balance at 06/30/20	Weighted average interest rate at 06/30/20	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$904,727	1.271%	$1,424,495	$998,855	2.085%

In April 2020 the Operating Division of the Company applied for and received $290,102 under the 2020 Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). The loan is being accounted for as a liability of the Operating Division and is part of the value of the Operating Division. The Company will apply for forgiveness of the PPP loan.

10. Capital Stock

At June 30, 2020, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $11,224,074 at June 30, 2020 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$11,170,908
Common Stock	53,166
Total Paid in Capital	$11,224,074

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the six months ended June 30 , 2020. . During the six month ended June 30, 2020, under the previously issued shelf offering the Company sold in the open market 140,352 shares of the Company Stock at a price of $14.25 , or gross proceeds of $2,000,016; net proceeds to the Company of $1,762,115.

Treasury stock at June 30, 2020:

Treasury Stock at repurchase price	$13,085,573
Treasury Stock shares	1,427,820

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the year 2019 or the six months ended June 30, 2020.

22

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”.) In April 2020 the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and The 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaces the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at June 30, 2020, the 2020 Plan had 135,315 options outstanding and none were exercisable. The 2004 Stock Option Plan had 192,733 options outstanding and 192,400 were exercisable. The Company has not granted option under the 2004 Stock Option Plan since August 2018. 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At June 30,2020 , there was $1,434,497 of unvested stock-based compensation expense to recognize. The Company recognized $163,525 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the six months ended June 30, 2020. The aggregate intrinsic value at June 30, 2020 was $82,227 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

For the six months ended June 30, 2020, 135,315 stock options were granted to employees and outside consultants from the 2020 Plan with a weighted average exercise price of $14.06. The stock options granted during the six months ended June 30, 2020 from the 2020 Plan are still outstanding and none of stock options have vested as of June 30, 2020.

The fair values of stock options granted in the six months ended June 30, 2020 were estimated using the Black-Scholes option-pricing model with the following assumptions for the six months ended June 30, 2020.

2020
Risk free rates	0.16%
Expected life (in years)	5
Expected volatility	70.7%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$14.06

23

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

13. Stock Options - (continued)

The details of employee option activity for the 2020 Plan for the six months ended June 30, 2020 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2020	-	$-
Granted	135,315	$14.06
Canceled	-	-
Expired	-	-
Outstanding at June 30, 2020	135,315	$14.06

The following tables summarize information concerning currently outstanding and exercisable options at June 30, 2020:

Range of Exercise Prices	Number Outstanding at June 30, 2020	Weighted Average Remaining Contractual Life at June 30, 2020	Weighted Average Exercise Price at June 30, 2020
$13.06 - $14.67	135,233	4.94 years	$14.06

Range of Exercise Prices	Number Exercisable at June 30, 2020	Weighted Average Exercise Price at June 30, 2020
$13.06 - $14.67	-	$14.06

The details of employee option activity for the 2004 Stock Option Plan for the x months ended June 30, 2020 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2020	194,233	$8.56
Granted	-	-
Exercised	(1,500)	8.98
Expired	-	-
Outstanding at June 30, 2020	192,733	$8.56

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at June 30, 2020:

Range of Exercise Prices	Number Outstanding at June 30, 2020	Weighted Average Remaining Contractual Life at June 30, 2020	Weighted Average Exercise Price at June 30, 2020
Below - $9.52	192,733	2.16 years	$8.60

Range of Exercise Prices	Number Exercisable at June 30, 2020	Weighted Average Exercise Price at June 30, 2020
Below - $9.52	192,400	$8.61

24

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

14. Commitment

On January 20, 2016, the Company signed a lease which commenced on January 22, 2016 and expires on June 30, 2021 for 3,112 square feet of office space in New York City. The Rent Commencement Date under the new lease was June 22, 2016.

The future minimum lease payments exclusive of future cost of living and tax escalation increases are $214,728:

Period Covered:	Number of Months	Commitment

July 1, 2020 through December 31, 2020	6	107,364
January 1, 2021 through June 30, 2021	6	107,364
Total Commitment		$214,728

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements. The Company’s Operating Division adopted Accounting Standards Update No. 2016-02, Leases (Topic842), (“ASC 842”) effective January 1, 2019 using the effective date transition method and utilizing the Company’s incremental borrowing rate of 3.3% and did not have a material effect on the operations, financial position and cash flows of its Operating Division. The Operating Division had an initial recognition right of use asset, and corresponding liability of $506,896 adopting ASC 842 on January 1, 2019. The right of use asset and corresponding liability at June 30, 2020 was $202,758

25

Daxor Corporation

Notes to Financial Statements

June 30, 2020 (Unaudited)

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company.

16. Contingency

Idant Labs, a wholly owned non-operating subsidiary of the Company settled a civil complaint in Federal District Court in the State of Illinois in relation to the sale of anonymous donor semen that allegedly led to the birth of two children with alleged autism. Idant Labs settled the civil complaint in the amount of $250,000 that was paid through the Company’s insurance company in 2019. All complaints have been dismissed.

17. Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company adopted ASU 2018-13 effective December 31, 2019 and did not have a material effect on the operations, financial position and cash flows of the Company.

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-02, Leases (Topic 842), which supersedes existing lease accounting standards. Together with subsequent amendments, this created Accounting Standards Codification Topic 842 (“ASC 842”). ASC 842 requires that a lessee recognize a right-of-use asset and a corresponding liability for its obligation under virtually all operating leases, as well as expands disclosure requirements. ASC 842 was effective for annual reporting periods beginning after December 15, 2018. Early adoption was permitted. The Company’s Operating Division adopted ASC 842 effective January 1, 2019 and did not have a material effect on the operations, financial position and cash flows of its Operating Division.

18. Control Person

The Joseph Feldschuh Estate is a control person of the Company, as it beneficially owns approximately 60% of the Company’s outstanding shares of common stock. As a control person, the Estate may determine the outcome of any matter affecting and voted on by shareholders of the Company.

19. Subsequent Events

On July 22, 2020, under the previously issued shelf offering, the Company sold 125,000 shares of the Company to the public for a price of $20.00 per share, for gross proceeds to the Company of $2,500,000; net proceeds to the Company of $2,273,991.

26

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to the Company’s portfolio securities is available, without charge and upon request, by calling 1-212-330-8500, and on the SEC’s website at http://www.sec.gov. Information regarding how the Company vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge and upon request, by calling 1-212-330-8500, and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Annual Meeting Results

The Company’s Annual Meeting was held June 25, 2020. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2021 by the votes indicated:

	For	Against	Broker Nonvotes
James Lombard	3,103,321	12,637	437,938
Henry D. Cremisi, MD	3,104,711	11,247	437,938
Edward Feuer	3,104,711	11,247	437,938
Bernhard Saxe, Esq.	3,104,711	11,247	437,938
Michael Feldschuh	3,086,388	29,570	437,938
Jonathan Feldschuh	3,086,388	29,570	437,938

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstained	Broker Nonvotes
Approval of Daxor Corporation 2020 Incentive Compensation Plan	3,105,966	4,436	5,556	437,938
Ratification of WithumSmith+Brown, PC as Daxor Corporation’s independent registered public accounting firm	3,547,520	151	6,225	0

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Company’s Directors and Officers

The Company is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Company’s directors are independent of Daxor Corporation. The only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Company’s officers, who are listed in the table.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen By Directors	Other Directorships Held (during past five years) by Director
“Noninterested Persons”
James Lombard 350 Fifth Avenue (Empire State Building), Suite 4740	Director	One year term, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None
New York, New York 10118

Age: 85

Henry D Cremisi, MD 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term, Director since 2020	Medical Director, AstraZeneca Pharmaceuticals	None	None

Age: 62

Edward Feuer 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando	None	None

Age: 64

Joy Goudie, Esq. 350 Fifth Avenue (Empire State Building), Suite 4740 New York, New York 10118	Director	One year term, Director since 2020	Partner, Wissing Miller, LLP Patent Attorney.	None	None

Age: 63

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen By Directors	Other Directorships Held (during past five years) by Director
“Interested Persons”
Michael Feldschuh 350 Fifth Avenue	Director	One year term,	Executive Vice President Chairman,	One	None
(Empire State			Director since 2013	President, CEO
Building), Suite 4740
New York, New York 10118

Age: 50

Jonathan Feldschuh	Director	One year term,	Chief Scientific Officer	None	None
350 Fifth Avenue (Empire			Director since 2017
State Building), Suite 4740,
New York, New York
10118

Age 55

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

Robert J. Michel February 6, 1957 Chief Financial Officer

Chief Financial Officer of Daxor Corporation, appointed September 20, 2018.

Chief Compliance Officer, Daxor Corporation, appointed October 15, 2018

Corporate Secretary, Daxor Corporation, appointed February 2019

Director – Bio-Key International, June 2016 to present

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

June 30, 2020 (Unaudited)

ITEM 2. CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

June 30, 2020 (Unaudited)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports. ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to semi-annual reports.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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